UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2021

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Rd., Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

On June 29, 2021, the board of directors (the “Board”) of Cottonwood Communities, Inc. (the “Company”) approved, effective immediately, the resumption of the Company’s share repurchase program ("SRP"). Pursuant to the SRP, stockholders may request that the Company repurchase all or any portion of their shares monthly.

In addition to approving the resumption of the SRP, the Board approved an amended and restated SRP to clarify that repurchases in any particular month will be effective as of the opening of the first calendar day of the following month (the “Repurchase Date”).

Pursuant to the terms of the SRP, repurchase requests will be effected at a repurchase price equal to the transaction price on the applicable Repurchase Date (which will generally be equal to the most recently disclosed monthly net asset value (“NAV”) per share), subject to any Early Repurchase Deduction (as described and defined in the SRP).

The Company most recently disclosed an NAV per share, as determined in accordance with the Company’s valuation procedures, for each of its classes of common stock of $10.8488 as of May 31, 2021. Additional information about the May 31, 2021 NAV is included in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2021. In addition, please see the Current Report on Form 8-K/A, filed with the SEC on June 8, 2021 for a more detailed description of the Company’s valuation procedures, including important disclosures regarding real property valuations, debt-related asset valuations and property management business valuations provided by Altus Group U.S. Inc.

The Company expects that generally, within 15 calendar days after the last calendar day of each month, it will determine and disclose an NAV per share for each share class as of the last calendar day of the prior month. This NAV will be published in prospectus supplements or a Current Report on Form 8-K filed with the SEC.

For the quarter ended June 30, 2021, which is the first quarter in which the SRP is in effect, the Company will allow repurchases up to the maximum amount permitted as if the SRP had been effective and open the entire quarter.

The description of the terms of the SRP included herein is not complete and is subject to, and qualified in its entirety by reference to the Share Repurchase Program, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information About the Mergers

In connection with the proposed mergers with Cottonwood Multifamily REIT I, Inc. (“CMRI”) and Cottonwood Multifamily REIT II, Inc. (“CMRII”), CCI has filed with the SEC two registration statements on Form S-4 (File no. 333-255171 for CMRI and File no. 333-255314 for CMRII) that include a proxy statement of CMRI or CMRII, as applicable, and constitute a prospectus of CCI. Each proxy statement and prospectus has been mailed to CMRI and CMRII’s stockholders, as applicable, and each contains important information about the applicable merger and related matters. This communication is not a substitute for the registration statement, the proxy statement and prospectus or any other documents that will be made available to the stockholders of each of CMRI and CMRII. INVESTORS ARE URGED TO READ THE APPLICABLE PROXY STATEMENT AND PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY CCI, CMRI AND CMRII WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CCI, CMRI, CMRII AND THE PROPOSED MERGERS. Investors and stockholders of CCI, CMRI and CMRII may obtain free copies of the respective registration statement, the respective proxy statement and prospectus, and other relevant documents filed by CCI with the SEC through the website maintained by the SEC at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Share Repurchase Program Effective as of June 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:   June 29, 2021